EXHIBIT (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 97 to Registration Statement No. 002-42722 on Form N-1A of our reports dated as indicated on the attached Appendix A, relating to the financial statements and financial highlights of the Funds and Portfolios listed on the attached Appendix A, certain of the funds constituting Eaton Vance Mutual Funds Trust (the “Trust”), appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2014, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2015

Appendix A

Report Date

Funds

December 17, 2014

Eaton Vance Government Obligations Fund

December 18, 2014

Eaton Vance Short Duration High Income Fund

December 19, 2014

Eaton Vance High Income Opportunities Fund

December 22, 2014

Eaton Vance Short Duration Government Income Fund

Portfolio whose financial statements are attached to Eaton Vance Government Obligations Fund annual report for the year ending October 31, 2014:

Report Date

Portfolio

December 17, 2014

Government Obligations Portfolio

Portfolio whose financial statements are attached to Eaton Vance Short Duration High Income Fund annual report for the year ending October 31, 2014:

Report Date

Portfolio

December 18, 2014

Short Duration High Income Portfolio

Portfolio whose financial statements are attached to Eaton Vance High Income Opportunities Fund annual report for the year ending October 31, 2014:

Report Date

Portfolio

December 19, 2014

High Income Opportunities Portfolio

Portfolio whose financial statements are attached to Eaton Vance Short Duration Government Income Fund annual report for the year ending October 31, 2014:

Report Date

Portfolio

December 22, 2014

Short-Term U.S. Government Portfolio